DELAWARE VIP® TRUST

Delaware VIP REIT Series (the “Series”)

Supplement to the Series’ Standard Class
Statutory Prospectus dated April 30, 2010

Effective December 20, 2010, the Series changed its benchmark index from the FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index.

The following replaces the table on page 4 entitled, “HOW HAS THE DELAWARE VIP® REIT SERIES PERFORMED? – Average annual total returns for periods ended December 31, 2009.”

Average annual returns for periods ended December 31, 2009

	1 year	5 years	10 years
Delaware VIP REIT Series – Standard Class	23.31%	-0.41%	9.92%
FTSE NAREIT Equity REITs Index (reflects no deduction for fees, expenses, or taxes) (new benchmark)	27.99%	0.36%	10.62%
FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) (reflects no deduction for fees, expenses, or taxes) (previous benchmark)	27.99%	0.36%	10.62%

The Series’ returns above are compared to the performance of the FTSE NAREIT All Equity REITs Index and the FTSE NAREIT Equity REITs Index. Effective December 20, 2010: (1) FTSE changed the composition of the FTSE NAREIT Equity REITs Index to exclude timber REITs; (2) FTSE created the FTSE NAREIT All Equity REITs Index with the components of the former FTSE NAREIT Equity REITs Index, including timber REITs; and (3) the Series changed its benchmark index from the FTSE NAREIT All Equity REITs Index (formerly the FTSE NAREIT Equity REITs Index) to the newly constituted FTSE NAREIT Equity REITs Index. The rationale for the change was that the Series’ portfolio managers believe the new index is more appropriate for the Series’ investment style. Prior to December 20, 2010, the returns were the same for both indices.

Investments in the Series are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Series, the repayment of capital from the Series, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated February 3, 2011.